Fulfillment expense	6 Months Ended
Jun. 30, 2024
Fulfillment expense
Fulfillment expense
22 Fulfillment expense
Fulfillment expense is comprised of the following:

	For the three months ended June 30		For the six months ended June 30
In thousands of USD	2023	2024	2023	2024
Fulfillment staff costs	3,274	2,543	6,882	5,601
Fulfillment centers expense	774	551	1,586	918
Freight and shipping expense	6,564	6,228	13,961	12,181
Fulfillment expense	10,612	9,322	22,429	18,700
Fulfillment expense decreased by 16.6% from USD22,429 thousand in the six months ended June 30, 2023 to USD18,700 thousand in the six months ended June 30, 2024, driven by the effects of currency devaluation and the implementation of optimization and cost reduction initiatives. On a per Order basis, fulfillment expense decreased from USD2.78 to USD2.28.